EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1

Goldman Sachs             GSAA 2005 MTR 1 Hybrid Alt-A               All records
                                 SEPTEMBER 19
================================================================================

----------------------------------------------------------------
Stats
----------------------------------------------------------------
Count: 887
Schedule Balance: $444,252,876.77
AverageSched Bal: $500,848.79
GrossWAC: 5.972
NetWAC: **invalid**
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 3.61
Periodic CAP: 1.76
MAXRATE: 11.92
MINRATE: 3.18
MTR: 47.47
MARGIN: 2.76
OLTV: 74.26
COLTV: 85.90
FICO: 724.524
----------------------------------------------------------------


----------------------------------------------------------------
Current Rate                                            Percent
----------------------------------------------------------------
4.001 - 4.500                                              0.21
4.501 - 5.000                                              4.61
5.001 - 5.500                                             17.29
5.501 - 6.000                                             36.35
6.001 - 6.500                                             29.64
6.501 - 7.000                                              9.90
7.001 - 7.500                                              1.23
7.501 - 8.000                                              0.37
8.001 - 8.500                                              0.41
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Scheduled Balance                                       Percent
----------------------------------------------------------------
0.01 - 50,000.00                                           0.02
50,000.01 - 100,000.00                                     0.18
100,000.01 - 150,000.00                                    0.91
150,000.01 - 200,000.00                                    1.74
200,000.01 - 250,000.00                                    3.99
250,000.01 - 275,000.00                                    1.92
275,000.01 - 350,000.00                                    7.46
350,000.01 - 400,000.00                                    7.47
400,000.01 - 450,000.00                                    7.92
450,000.01 - 500,000.00                                    7.65
500,000.01 - 550,000.00                                    6.29
550,000.01 - 600,000.00                                    6.89
600,000.01 - 750,000.00                                   15.48
750,000.01 - 850,000.00                                    5.39
850,000.01 - 950,000.00                                    3.50
950,000.01 - 1,000,000.00                                  9.35
1,000,000.01 - 1,250,000.00                                4.17
1,250,000.01 - 1,500,000.00                                6.67
1,500,000.01 >=                                            3.00
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Original Term                                           Percent
----------------------------------------------------------------
336                                                        0.04
360                                                       99.96
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
RemTerm                                                 Percent
----------------------------------------------------------------
334.000                                                    0.04
350.000                                                    0.10
352.000                                                    0.03
353.000                                                    0.19
354.000                                                    0.41
355.000                                                    0.05
356.000                                                    1.56
357.000                                                    4.76
358.000                                                   29.24
359.000                                                   34.96
360.000                                                   28.67
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Am WAM                                                  Percent
----------------------------------------------------------------
0 - 59                                                    96.04
300 - 359                                                  3.96
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Age                                                     Percent
----------------------------------------------------------------
0                                                         28.67
1                                                         34.96
2                                                         29.28
3                                                          4.76
4                                                          1.56
5                                                          0.05
6                                                          0.41
7                                                          0.19
8                                                          0.03
10                                                         0.10
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
States                                                  Percent
----------------------------------------------------------------
CA                                                        83.81
AZ                                                         2.81
FL                                                         4.05
NV                                                         1.93
NJ                                                         0.94
NY                                                         1.01
WA                                                         0.28
NC                                                         0.89
SC                                                         0.55
VA                                                         0.68
Other                                                      3.05
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Original LTV                                            Percent
----------------------------------------------------------------
0.001 - 50.000                                             1.92
50.001 - 60.000                                            4.40
60.001 - 70.000                                           20.57
70.001 - 75.000                                           14.39
75.001 - 80.000                                           58.66
85.001 - 90.000                                            0.03
90.001 - 95.000                                            0.03
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Combined LTV                                            Percent
----------------------------------------------------------------
0.001 - 50.000                                             1.70
50.001 - 60.000                                            3.29
60.001 - 70.000                                           11.88
70.001 - 75.000                                            9.44
75.001 - 80.000                                           14.83
80.001 - 85.000                                            1.10
85.001 - 90.000                                           15.19
90.001 - 95.000                                            7.54
95.001 - 100.000                                          35.03
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
FICO                                                    Percent
----------------------------------------------------------------
620.000 - 639.999                                          0.30
640.000 - 659.999                                          1.10
660.000 - 679.999                                         10.85
680.000 - 699.999                                         20.35
700.000 - 719.999                                         18.32
720.000 - 739.999                                         13.57
740.000 - 759.999                                         12.26
760.000 - 779.999                                         12.46
780.000 - 799.999                                          7.47
800.000 - 819.999                                          3.32
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
PMI                                                     Percent
----------------------------------------------------------------
OLTV < 80 - NO MI                                         99.94
OLTV >= 80 - NO MI                                         0.06
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Occupancy Code                                          Percent
----------------------------------------------------------------
INVESTOR                                                  13.60
OWNER OCCUPIED                                            83.56
SECOND HOME                                                2.84
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Property Type                                           Percent
----------------------------------------------------------------
2 FAMILY                                                   4.62
3 FAMILY                                                   1.49
4 FAMILY                                                   1.78
CONDO                                                     10.33
COOP                                                       2.43
PUD                                                        9.97
SINGLE FAMILY                                             69.39
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Purpose                                                 Percent
----------------------------------------------------------------
CASHOUT REFI                                              25.67
PURCHASE                                                  68.41
RATE/TERM REFI                                             5.93
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Documentation Type                                      Percent
----------------------------------------------------------------
ALT DOC                                                    0.15
FULL DOC                                                   8.99
NINA                                                      11.89
NO RATIO                                                   1.05
SISA                                                       2.07
SIVA                                                      75.86
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Interest Only                                           Percent
----------------------------------------------------------------
N                                                          4.02
Y                                                         95.98
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Interest Only Term                                      Percent
----------------------------------------------------------------
0.000                                                      4.02
36.000                                                     0.15
60.000                                                     3.63
84.000                                                     0.65
120.000                                                   91.55
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Silent                                                  Percent
----------------------------------------------------------------
N                                                         32.39
Y                                                         67.61
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Prepay Flag                                             Percent
----------------------------------------------------------------
N                                                         12.53
Y                                                         87.47
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Prepay Term                                             Percent
----------------------------------------------------------------
0                                                         12.53
6                                                         55.39
36                                                        23.54
60                                                         8.54
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
DTI                                                     Percent
----------------------------------------------------------------
<= 0.000                                                  12.98
0.001 - 10.000                                             0.36
10.001 - 20.000                                            4.04
20.001 - 30.000                                           20.44
30.001 - 40.000                                           49.53
40.001 - 50.000                                           12.63
50.001 - 60.000                                            0.03
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Conforming                                              Percent
----------------------------------------------------------------
CONFORMING                                                20.60
NON CONFORMING                                            79.40
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Arm Index                                               Percent
----------------------------------------------------------------
1 MONTH LIBOR                                              1.66
1 YEAR LIBOR                                               5.66
6 MONTH LIBOR                                             92.68
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Margins                                                 Percent
----------------------------------------------------------------
1.501 - 2.000                                              0.17
2.001 - 2.500                                             40.84
2.501 - 3.000                                             18.61
3.001 - 3.500                                             39.68
4.501 - 5.000                                              0.71
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
First Adjustment Cap                                    Percent
----------------------------------------------------------------
0.000                                                      0.17
1.000                                                     23.23
2.000                                                     29.96
5.000                                                      3.04
6.000                                                     43.61
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Periodic Cap                                            Percent
----------------------------------------------------------------
1.000                                                     23.44
1.625                                                      0.17
2.000                                                     76.39
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Max Rate                                                Percent
----------------------------------------------------------------
10.001 - 10.500                                            2.71
10.501 - 11.000                                            7.81
11.001 - 11.500                                           14.76
11.501 - 12.000                                           32.98
12.001 - 12.500                                           29.53
12.501 - 13.000                                           10.22
13.001 - 13.500                                            1.23
13.501 - 14.000                                            0.37
14.001 - 14.500                                            0.41
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------


----------------------------------------------------------------
Floor Rate                                              Percent
----------------------------------------------------------------
<= 1.000                                                   0.30
1.501 - 2.000                                              0.17
2.001 - 2.500                                             36.78
2.501 - 3.000                                              0.48
3.001 - 3.500                                             39.55
3.501 - 4.000                                              4.66
4.001 - 4.500                                              8.56
4.501 - 5.000                                              4.78
5.001 - 5.500                                              3.10
5.501 - 6.000                                              0.74
6.001 - 6.500                                              0.79
7.001 >=                                                   0.09
----------------------------------------------------------------
Total:                                                   100.00
----------------------------------------------------------------




--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------

Rohan Duggal                    Sep 19, 2005 14:30                   Page 1 of 2
212-357-2358
rohan.duggal@gs.com

Goldman Sachs             GSAA 2005 MTR 1 Hybrid Alt-A               All records
                                 SEPTEMBER 19
================================================================================



----------------------------------------------------------------
Months To Roll                                           Percent
----------------------------------------------------------------
0                                                           1.07
1                                                           0.68
3                                                           0.27
4                                                           4.42
5                                                           9.29
6                                                           7.98
29                                                          0.19
30                                                          0.41
31                                                          0.05
32                                                          0.65
33                                                          0.75
34                                                          2.48
35                                                          1.80
36                                                          1.68
52                                                          0.03
56                                                          0.91
57                                                          3.24
58                                                         21.16
59                                                         21.18
60                                                         15.76
74                                                          0.10
81                                                          0.09
82                                                          0.28
83                                                          0.45
84                                                          0.92
117                                                         0.42
118                                                         0.41
119                                                         1.71
120                                                         1.66
----------------------------------------------------------------
Total:                                                    100.00
----------------------------------------------------------------


----------------------------------------------------------------
Number of Units                                          Percent
----------------------------------------------------------------
1                                                          92.12
2                                                           4.62
3                                                           1.49
4                                                           1.78
----------------------------------------------------------------
Total:                                                    100.00
----------------------------------------------------------------


----------------------------------------------------------------
Product Type                                             Percent
----------------------------------------------------------------
1 MONTH ARM                                                 1.75
10 YEAR ARM                                                 4.27
3 YEAR ARM                                                  7.95
5 YEAR ARM                                                 62.31
6 MONTH ARM                                                21.69
7 YEAR ARM                                                  2.04
----------------------------------------------------------------
Total:                                                    100.00
----------------------------------------------------------------


----------------------------------------------------------------
Originator                                               Percent
----------------------------------------------------------------
METROCITIES                                               100.00
----------------------------------------------------------------
Total:                                                    100.00
----------------------------------------------------------------




--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------

Rohan Duggal                    Sep 19, 2005 14:30                   Page 2 of 2
212-357-2358
rohan.duggal@gs.com